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                    SETTLEMENT AND MUTUAL RELEASE AGREEMENT


      This Settlement and Mutual Release Agreement is made the thirty-first day of August, 1996 between Out-Takes, Inc., a Delaware corporation ("Company"), and Robert H. Shelton ("RHS") and Leah R. Peterson Shelton ("LPS"), and Photo Corporation Group Pty. Ltd., an Australian incorporated company ("PCG"),

      Whereas, the parties have reached agreement in relation to the cessation of employment of RHS and LPS with the Company from and effective September 1, 1996 and it is intended that this agreement detail the terms and conditions related thereto.

      Now, in consideration of the conditions, covenants and other obligations set forth in this agreement and other good and valuable consideration the receipt of which is hereby acknowledged, the Parties agree as follows:


1.    Definitions and Interpretations.

      1.1   In this agreement the following terms have the meanings stated:

            a. "PCG Group" shall mean PCG and its subsidiaries and each and all of their officers, directors, employees, shareholders, owners, representatives, past employees, attorneys, agents, predecessors, successors, assigns, subsidiary corporations, parent corporations, joint venturers, sibling corporations and affiliates and each and all of their respective related or affiliated persons, firms, corporations, associations, partnerships and/or other entities related thereto of each and every kind or nature whatsoever, regardless of the name or names under which any of them may now or in the future be known and/or do business.

            b. "Business Day" shall mean Monday to Friday inclusive, excepting any public or bank holiday in Los Angeles, California.

            c. "Claim" shall mean any and all claims, demands, rights, disputes, controversies, causes of action, rights of actions, rights of subrogation, rights of indemnity, rights to reimbursement, rights to payment, liens and remedies of each and every kind or nature whether civil, at law, in equity, vested, contingent, accrued or unaccrued, or known or unknown to the parties or any of them.

            d. "Company Group" shall mean the Company and each and all of their officers, directors, employees, shareholders, owners, representatives, past employees, attorneys, agents, predecessors, successors, insurers, assigns, subsidiary corporations, parent corporations, joint venturers, sibling corporations and affiliates and each and all of their respective related or affiliated persons, firms, corporations, associations, partnerships and/or other entities related thereto of each and every kind or nature whatsoever, regardless of the name or names under which any of them may now or in the future be known and/or do business.
            e.    "Default" shall mean:

                  (i) in respect to an obligation pursuant to this agreement to pay money such amount due is not paid within five (5) Business Days of receipt of a written notice from the Party to whom the amount is due detailing the amount payable and requesting payment;

                  (ii) in respect to any other obligation, performance of such obligation has not occurred within fifteen (15) Business Days of receipt of a notice detailing the obligation not performed and requesting performance; and

                  (iii) in respect to the Company, an Event of Default (as that expression is defined in the Security Agreement) has occurred by the Company pursuant to the Security Agreement.

            f.  "De Nur" shall mean Mr. and Mrs. Amnon De Nur and Jack B.
               De Nur.

            g.   "Employees" shall mean RHS and LPS, jointly and severally.

           h. "Excluded Claims" shall mean any rights that may accrue to the Employees based upon their status as stockholders of the Company or any claim that is covered by workers compensation legislation to the extent only of the amount payable to the Employees pursuant to such workers compensation legislation.

           i. "Irvine Studio" shall mean the photographic studio operated by the Company at the Entertainment Center at Irvine Spectrum,Irvine, California.

           j. "LPS Put Price" shall mean the LPS Remaining Shares multiplied by twenty cents ($0.20) per share.

            k.    "LPS Put Notice" shall mean the notice referred to in
                   paragraph 11.1.

            l.    "LPS Remaining  Shares" shall mean the number of Shares
                   beneficially owned by LPS less the number of Shares purchased by LPS after the date of this agreement.

            m.    "Month" shall mean calendar month.

            n. "Obligation" shall mean any and all obligations, duties, liabilities, damages, costs, fees, expenses and debts of each and every kind or nature whatsoever, vested or contingent, accrued or unaccrued, whether known or unknown to the parties or either of them.

            o.    "Option Window" shall mean

                  (i)   the period September 1, 1998 to November 30, 1998;

                  (ii) at any time the Company is in Default and PCG is the beneficial owner of twenty-five percent (25%) or more of the issued and outstanding Shares;
                  (iii) for a period of three (3) months after PCG provides written notice to the Employees that PCG has reduced its beneficial ownership of Shares below twenty-five percent (25%) of the issued and outstanding Shares provided that such disposal is at an average price equal to or in excess of thirteen cents ($0.13) per Share;

                  (iv) for a period of three (3) months after PCG becomes insolvent or makes an assignment for the benefit of creditors; or

                  (v) for a period of three (3) months after any proceedings by or against PCG is commenced under any bankruptcy, reorganization, management, readjustment of debt or moratorium law or statute or for PCG dissolution or liquidation and is not withdrawn or stayed within 28 days of commencement.

            p.    "Parties" shall mean RHS, LPS, the Company and PCG.

            q.    "Party" shall mean any of Employees, PCG or the Company.

            r.    "Prime Rate" shall mean the prime rate of interest  announced by the Bank of America applicable on the first Business Day of each month.

            s. "RHS Put Notice" shall mean the notice referred to in paragraph 10.1.

            t.    "RHS Put Price" shall mean the RHS Remaining Shares
                 multiplied by twenty cents ($0.20) per share.

            u.  "RHS   Remaining   Shares"  shall  mean  the  number  of  Shares
beneficially owned by RHS and De Nur less the number of shares purchased by RHS and/or De Nur after the date of this agreement.

            v. "Security Agreement" shall mean the security agreement as set out in the First Schedule attached hereto and made a part hereof.

            w. "Studios" shall mean the photographic studios operated by the Company at Universal City Walk, Los
                  Angeles, California and the Irvine Studio.

            x.    "Shares" shall mean shares of common stock of the Company.

            y.    "Third Persons" means any and all persons,  firms,
                    corporations, associations, partnerships and/or other entities of each and every kind or nature whatsoever, other than the
    Parties.

      1.2 Reference to clauses, paragraphs and schedules shall mean references to clauses, paragraphs and schedules of this agreement.

      1.3   The singular shall include the plural and vice versa.


2.    Termination of Employment and Payment to RHS.

      2.1 The employment of RHS with the Company shall cease from and effective September 1, 1996 and until such date the terms of the existing employment agreement between RHS and the Company (including the obligation to pay reimbursable expenses) shall remain in full force and effect.

      2.2   The Company shall pay to RHS the sum of $198,654.86
            ("RHS Settlement Amount") representing:

            a.    Accrued but unpaid salary of $107,033.00;

            b.    Accrued but unutilized vacation salary of $23,076.00;

            c.    A voluntary severance payment of $60,000.00;

            d. Interest on the after-tax amount referred in sub-paragraph 2.2 a from July 29, 1995 to August 31, 1996 of $8,545.00.

      2.3 The RHS Settlement Amount shall be paid to RHS by Company check in the amounts and at the time set forth in the Third Schedule attached hereto and made a part hereof.

       2.4 If the Company is not in Default , the Company shall be entitled to pay only the amounts listed as "Discounted Obligations" in the Third Schedule and such amount shall be accepted in full satisfaction by RHS. For the purpose of clarification if the Company is in Default after some of the amounts referred to as Discounted Obligations in the Third Schedule have been paid, RHS shall not be entitled to recover the difference between the Discounted Obligations and the Contract Obligations as set out in the Third Schedule for any given period for any of the payments made prior to Default.

       2.5 The amounts payable pursuant to paragraph 2.3 shall be paid after tax and the Company shall pay to the Internal Revenue Service ("IRS") and the California Franchise Tax Board ("FTB") the amount of tax so deducted in accordance with the Company's usual remittance and shall provide at the end of each year the usual statement as to the gross amount received by RHS and the tax paid to the IRS and the FTB.

       2.6 RHS may advise the rate of deduction to be applied for the purpose of clause 2.5 and in the absence of any such advice the rate of deduction shall be 35% for IRS purposes only.

       2.7 Provided that the Company is not in Default interest calculated at the Prime Rate on the after-tax portion of the Discounted Obligations as set out in the Third Schedule (assuming a tax deduction rate of 35%) outstanding from time to time from September 1, 1996 shall be paid to RHS by Company check on each fourth Friday commencing on September 6, 1996 and if the Company is in Default such calculation shall be made on the Contract Obligations as set out in the Third Schedule from the time that the Company is in default.


3.    Termination of Employment and Payment to LPS.
      3.1 The employment of LPS with the Company shall cease from and effective September 1, 1996 and until such date the terms of the existing employment agreement with LPS (including the obligation to pay reimbursable expenses) shall remain in full force and effect.

      3.2   The Company shall pay to LPS the sum of $126,968.00
             ("LPS Settlement Amount") representing:

            a.    Accrued but unpaid salary of $62,513.00;

            b.    Accrued but unutilized vacation salary of $16,346.00;

            c.    A voluntary severance payment of $42,500.00;

            d.    Interest on the after-tax amount referred to in
                 sub-paragraph 3.2 a from July 29, 1995 to August 31, 1996 of $5,609.00.

      3.3 The LPS Settlement Amount shall be paid to LPS by Company check in the amounts and at the terms set forth in the Third Schedule attached hereto and made a part hereof.

       3.4 If the Company is not in Default the Company shall be entitled to pay only the amounts listed as "Discount Obligations" in the Third Schedule and such amount shall be accepted in full satisfaction by LPS. For the purpose of clarification if the Company is in Default after some of the amounts referred to as Discounted Obligations in the Third Schedule have been paid, LPS shall not be entitled to recover the difference between the Discounted Obligations and the Contract Obligations as set out in the Third Schedule for any given period for any of the payments made prior to Default.

       3.5 The amounts payable pursuant to paragraph 3.3 shall be paid net of tax and the Company shall pay to the IRS and the FTB the amount of tax so deducted in accordance with the Company's usual remittance and shall provide at the end of each year the usual statement as to the gross amount received by RHS and the tax paid to the IRS and the FTB.

       3.6 LPS may advise the rate of deduction to be applied for the purpose of clause 3.5 and in the absence of any such advice the rate of deduction shall be 35% for IRS purposes only.

       3.7 Provided that the Company is not in Default interest calculated at the Prime Rate on the after-tax portion of the Discounted Obligations as set out in the Third Schedule (assuming a tax deduction rate of 35%) outstanding from time to time from September 1, 1996 shall be paid to LPS by Company check on each fourth Friday commencing on September 6, 1996 and if the Company is in Default such calculation shall be made on the Contract Obligations as set out in the Third Schedule from the time that the Company is in default.


4.    Security to Employees.

      4.1 Contemporaneously with the execution of this agreement by the Parties the Company shall execute the Security Agreement and do all acts and things necessary to register a UCC-1 filing in respect of the Security Agreement.

      4.2 Forthwith upon payment of all amounts required pursuant to clauses 2 and 3 of this agreement, the Employees shall execute and deliver to the Company a UCC-2 filing releasing in its entirety the UCC-1 filing referred to in paragraph 4.1.

      4.3 If the Employees default in the execution of the UCC-2 filing referred to in paragraph 4.2, the Employees hereby grant to the Company their power of attorney for the sole purpose of executing and filing such UCC-2 filing.


5.    Non-Competition and Other Covenants.

      5.1 The Employees shall not, until September 1, 1998 directly or indirectly by ownership of securities or otherwise engage in any business which is competitive with the Company or become associated with, or render services to any person, business or enterprise so engaged. Mere ownership as an investor of not more than five percent (5%) of the securities of a corporation or other business enterprise which is not directly or indirectly involved in the portrait photography industry shall not be deemed an association with such corporation or enterprise.

      5.2 For the purpose of clause 5.1 the term "engaged in any business which is in competition with the Company" shall mean:

            a. Negotiating or entering into agreements in relation to the operation of a retail digital photographic portrait studio with:

                  (i) any current landlord (or any of their related entities) of the Company relating to the Studios;

                  (ii) any Third Person relative to the markets of Las Vegas, Orlando or within a ten (10) mile radius of the Studios;

            b. Negotiating or entering into agreements with any current licensor to the Company of photographic images for the purpose of incorporating such images into the operation of a retail digital photographic portrait studio; and/or

            c. Development of computer programs or other processes which are used by retail digital photographic portrait studios in the markets of Las Vegas, Orlando or within a ten (10) mile radius of the Studios.

      5.3 The Employees shall not, until September 1, 1998, directly or indirectly employ, cause others to employ, or attempt to induce others to employ any employees of the Company or attempt to induce said employees to gain or seek other employment.

      5.4 The Employees shall not at any time communicate or disclose, or use for the Employees' own account, any of the data, information, written materials, computer coding, records, notes, reports, letters, processes, equipment, techniques or products of the Company, customer lists, or other information concerning its business or affairs obtained during the Employees' employment with the Company, provided that these obligations shall not apply in the event and to the extent that such confidential information becomes generally known to and available for use by the public other than by the Employees' act or omission.

      5.5 The Employees shall, to the extent requested by the Company, do all things, including giving of evidence in suits and other proceedings, which the Company reasonably deems necessary to obtain, maintain, defend or assert rights accruing to the Company during the Employees' period of employment with the Company and in connection with which the Employees have knowledge, information and expertise. All reasonable expenses incurred by the Employees in fulfilling the duties set forth in this paragraph, shall be reimbursed by the Company to the full extent legally appropriate, including, without limitation, a reasonable payment for the Employees' time unless the Employees' duties arise from his or her prior actions which were not authorized by the Company and which were outside the scope of his or her employment.


6.    Medical Insurance.

      6.1 At the request of the Employees, the Company shall execute all such documents and use all reasonable endeavors to permit the Employees to remain a participant under the Company's current health plan until March 31, 1998.

      6.2 The Employees shall be responsible for all payments, fees, and dues necessary to retain membership pursuant to the Company's current health plan.

      6.3 The Company retains the right to modify its current health plan, provided that such modification does not have a material adverse effect on the Employees.


7.    Consultancy.

      7.1 To the extent requested by the Company and to the extent agreed by the Employees, the Employees shall render such services and perform such duties for the Company as it may reasonably request ("Consultancy Services").

      7.2   Unless otherwise agreed in advance, the Company shall:

            a.    Reimburse the Employees for reasonable expenses incurred in performing the Consultancy Services.


8.

                      (OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION)















                      (OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION)


















9.    Release.

      9.1 The Employees release, acquit, and forever discharge the Company Group and the PCG Group from any and all claims and obligations of each and every kind whatsoever, that the Employees have or may hereafter obtain or accrue in relation to their employment or cessation of their employment with the Company, including, but without limiting the generality of the foregoing, any fact, matter, incident, claim, injury, event, circumstance, happening, occurrence and/or thing of any kind, or nature whatsoever which arose or occurred at any time prior to the date of execution of this agreement including, but not limited to claims for wrongful discharge, breach of implied or expressed employment contract, negligent or intentional infliction of emotional distress, fraud, malicious prosecution, abuse of process, unlawful discrimination based upon age, race, sex, marital status, religion, national origin, medical condition, disability, handicap or otherwise, breach of any implied covenants of good of faith and fair dealing, violation of any section of the labor code of the State of California, the California Fair Employment Housing Act ("FEHA"), Title VII of the Civil Rights Act of 1964 ("Title VII"), the Age Discrimination in Employment Act of 1967 as amended ("ADEA"), the Americans With Disabilities Act ("ADA"), or any other federal, state or local laws or regulations, unpaid wages, salary, bonuses, commissions, or other compensation, any damages of any nature, including compensatory, general, special or punitive and/or costs, fees or other expenses, including attorneys fees incurred in any of these matters.

      9.2 The Employees specifically agree that this agreement is made by them with their full, complete, unrestricted and informed knowledge and consent that this agreement covers any and all possible Claim and Obligation relating to the Employees' employment or cessation of employment with the Company; and that the consideration stated in this agreement is all that the Employees and/or any of their heirs, assigns, agents, attorneys, representatives and/or affiliates and/or any other natural or fictitious person affiliated or in privity with them in any manner are ever to receive from the Company Group and the PCG Group for any and all Claim and Obligation of any kind or nature on account of the employment and the cessation of employment with the Company and/or any fact, matter, incident, claim, injury, event, circumstance, happening, occurrence and/or thing of any kind or nature, which arose or occurred at any time prior to the date of the Employees' execution of this agreement.

      9.3 The Company and PCG hereby release, remise, acquit and forever discharge the Employees of and from any and all Claim and Obligation of each and every kind or nature whatsoever which the Company has or may hereafter obtain or accrue on account of the employment, or cessation of employment of the Employees with the Company and/or any fact, matter, incident, claim, injury, event, circumstance, happening, occurrence and/or thing of any kind or nature whatsoever which arose or occurred at any time prior to the date of the Company's and PCG's execution of this agreement.

      9.4 The Company specifically agrees that this agreement is made by it with its full, complete, unrestricted and informed knowledge and consent that this agreement covers any and all possible Claim and Obligation; and that the consideration stated in this agreement is all that it and/or any of its assigns, agents, attorneys, representatives and/or affiliates and/or any other natural or fictitious person affiliated or in privity with it in any manner are ever to receive from the Employees for any and all Claim and Obligation of any kind or nature on account of the employment and cessation of employment by the Employees with the Company, and/or any fact, matter, incident, claim, injury, event, circumstance, happening, occurrence and/or thing of any kind or nature, which arose or occurred at any time prior to the date of the Company's execution of this agreement.

      9.5 The Parties specifically agree that their release of the other set forth in this agreement extends to all Claim and/or Obligation of any kind or nature whatsoever, including but not limited to any and all Claims and/or Obligations which might be cognizable before any federal and/or state agency and/or federal and/or state court, and they expressly, knowingly and voluntarily waive all rights under Section 1542 of the Civil Code of the State of California. Said Section 1542 provides as follows:

            1542. General Release - Claims Extinguished.
            A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

      For all purposes of this Agreement, the term "creditor" as used and referred to in Section 1542 of the Civil Code of the State of California means and refers to RHS, LPS, the Company, PCG and each of them.

      9.6 For the consideration described in this agreement, the Parties agree that they will not file against the other or permit to be filed on their behalf against the other, any claim, grievance, charge, complaint, lawsuit, legal action, or other process of any kind, including, without limitation, discrimination in employment and/or for any benefits under any or all benefit plans, whether formal or informal, with any court, board, panel, agency, commission, department, organization or other entity concerning the employment, or the termination of employment of the Employees with the Company and/or any fact, matter, incident, claim, injury, event, circumstance, happening, occurrence and/or thing of any kind or nature which arose or occurred at any time prior to the date of the execution of this agreement.

      9.7 Notwithstanding anything to the contrary in this agreement, the provisions included in this clause 9 shall not apply to any Excluded Claims.


10.   RHS Put Option.

      10.1 At any time during the Option Window, RHS may require PCG to purchase the RHS Remaining Shares at the time of the RHS Put Notice for the RHS Put Price by providing written notice thereof to PCG ("RHS Put Option").

      10.2 Within seven (7) Business Days of the receipt by PCG of the RHS Put Notice, at a place in Los Angeles, California and time notified by PCG to RHS, not less than 24 hours after such notification, PCG shall in exchange for the stock certificates for the RHS Remaining Shares and a signed transfer by the beneficial owner thereof (confirming inter alia that the RHS Remaining Shares are not the subject of any mortgage, pledge, lien, hypothecation, change, option or other encumbrance whatsoever) pay to RHS by bank check, the RHS Put Price.

      10.3 RHS may not give an RHS Put Notice if at any time prior to giving of the RHS Put Notice:

            a. The bid price for the Company's Shares reflected on the share market where the Shares are listed has equalled or exceeded twenty cents ($0.20) for a period of one Business Day and RHS has not within five (5) Business Days of receipt of a written notice from PCG advising of such occurrence given a standing sell order to a stock broker requesting that the stock broker sell all the RHS Remaining Shares for at least twenty cents ($0.20) per share; or

            b. RHS does not accept and complete an unconditional offer to purchase all the RHS Remaining Shares at a price equal to or exceeding twenty cents ($0.20) per share with payment by bank check in exchange for the Share certificates for the RHS Remaining Shares and a signed transfer by the beneficial owner thereof (confirming inter alia that the RHS Remaining Shares are not the subject of any mortgage, pledge, lien, hypothecation, change, option or other encumbrance whatsoever) to occur within seven (7) Business Days of the date of the offer at a stated time and place in Los Angeles, California.

      10.4 RHS warrants that the RHS Remaining Shares at the date of this agreement, does not exceed 692,889.

      10.5 RHS shall have the right to pledge, sell, mortgage or otherwise dispose of all or any part of the RHS Remaining Shares and/or the RHS Put Option set forth in this clause.


11.   LPS Put Option.

      11.1 At any time during the Option Window LPS may require PCG to purchase the LPS Remaining Shares at the time of the LPS Put Notice for the LPS Put Price by providing written notice thereof to PCG ("LPS Put Option").

      11.2 Within seven (7) Business Days of the receipt by PCG of the LPS Put Notice, at a place in Los Angeles, California and time notified by PCG to LPS, not less than 24 hours after such notification, PCG shall in exchange for the stock certificates for the LPS Remaining Shares and a signed transfer by the beneficial owner thereof (confirming inter alia that the LPS Remaining Shares are not the subject of any mortgage, pledge, lien, hypothecation, change, option or other encumbrance whatsoever) pay to LPS by bank check, the LPS Put Price.

      11.3 LPS may not give an LPS Put Notice if at any time prior to giving of the LPS Put Notice:

            a. The bid price for the Company's Shares reflected on the Share market where the Shares are listed has equalled or exceeded twenty cents ($0.20) for a period of one Business Day and LPS has not within five (5) Business Days of receipt of a written notice from PCG advising of such occurrence given a standing sell order to a stock broker requesting that the stock broker sell all the LPS Remaining Shares for at least twenty cents ($0.20) per share; or

            b. LPS does not accept and complete an unconditional offer to purchase all the LPS Remaining Shares at a price equal to or exceeding twenty cents ($0.20) per share with payment by bank check in exchange for the stock certificates for the LPS Remaining Shares and a signed transfer by the beneficial owner thereof (confirming inter alia that the LPS Remaining Shares are not the subject of any mortgage, pledge, lien, hypothecation, change, option or other encumbrance whatsoever) to occur within seven (7) Business Days of the date of the offer at a stated time and place in Los Angeles, California.

      11.4 LPS warrants that the LPS Remaining Shares at the date of this agreement, does not exceed 192,389.

      11.5 LPS shall have the right to pledge, sell, mortgage or otherwise dispose of all or any part of the LPS Remaining Shares and/or the LPS Put Option set forth in this clause.


12.   Directorship.

      12.1 RHS shall, on or before the date of execution of this agreement, resign as a director of the Company.


13.   Attorneys' Fees and No Admission of Liability.

      13.1 The Parties agree that each Party to this agreement shall bear his, her or its own attorneys' fees and costs incurred in connection with the preparation and negotiation of this agreement. The Parties agree that no Party to this agreement shall have any Obligation whatsoever in connection with the compensation of any other parties respective attorneys in connection with the preparation and negotiation of this agreement. The Parties also agree that they are solely responsible for compensating their respective attorneys and each of them in connection with the preparation and negotiation of this agreement.

      13.2 The Parties agree that neither this agreement, their participation in this agreement, anything contained in this agreement, nor the fulfillment by the Parties of their Obligation pursuant to this agreement shall ever be construed to be an admission of any liability by any Party to any other Party and/or to any Third Person.

      13.3 The Parties and each of the them specifically agree that no Party shall be considered, for any purpose whatsoever or by any person whomsoever, to have been the "prevailing Party" with respect to any allegations, charges or causes of action which could have been alleged in any Claim or Obligation covered by this agreement within the meaning of any statute, rule, regulation, judicial decision, ordinance or other provision of law or any other definition or meaning of any kind or nature which is or may be in any manner applicable to this agreement and/or any of the paragraphs, terms and/or provisions of this agreement.


14.   Indemnification.

      14.1 Each Party agrees that they will indemnify, defend, protect and hold the other parties harmless from and against any and all Claim and Obligation, including without limitation, reasonable attorneys' fees and costs of suit, on account of any breach by that Party and/or any agent, representative, attorney, heir and/or assign of that Party of any paragraph, term or provision of this agreement and/or in the event that it ever becomes necessary for any Party to defend against any Claim of any kind or nature whatsoever released by any other Party in this agreement.
      14.2 The Company acknowledges that as a director RHS and LPS were entitled to certain indemnification from the Company (pursuant to Delaware Law, the articles of association or the by-laws of the Company or otherwise) in relation to claims brought against RHS and LPS in their capacity as directors, officers and employees of the Company.

      14.3 The Company agrees to continue to provide to RHS and LPS after the execution of this agreement the same indemnification for actions brought against them in their capacity as directors, officers and employees of the Company as specified in paragraph 23.1 for the period during which they were directors, officers and employees of the Company notwithstanding that they are not directors, officers or employees of the Company after the execution of this Agreement.


15.   Successors and Assigns.

      15.1 All agreements and Obligation made and undertaken by the Parties pursuant to this agreement apply to and bind the Parties and each and all of his, her or its heirs, assigns, agents, attorneys and/or representatives.

      15.2 PCG shall not without the written consent of the Employees (which consent shall not be unreasonably be withheld), assign its obligations pursuant to this agreement.


16.   No Other Filings .

      16.1 The Parties agree that there is not pending between them any lawsuits, actions, grievances, Claim, complaints, petitions, appeals, or accusatory pleadings against any of the other Parties with any court, other governmental agency, or any other public or private tribunal or forum prior to their respective execution of this agreement.

17.   Taxes.

      17.1 The Employees acknowledge that they are or may be liable to one or more governmental taxing authorities or other entities for taxes and/or other payments on the consideration to be paid by the Company and/or PCG under this agreement. The Employees agree that they will pay any and all taxes and/or other payments which may be or become due on account of the consideration to be received pursuant to this agreement and that the Company and/or PCG are not and shall never be liable for any portion of any of the taxes and/or other payments, provided that the Company shall continue to be obligated to pay any portion of social security taxes as required by law. Other than is provided in the previous sentence, the Employees agree that they will indemnify, defend and hold the Company and PCG harmless from and for any and all Claims and/or Obligation assessed against either of them on account of any and all taxes and/or other payments which may be due to any and all taxing authorities on account of the consideration to be received pursuant to this agreement.


18.   Arbitration.

      18.1 Any Claim between the Parties on account of this agreement; the meaning, application and/or interpretation of this agreement, employment or cessation of employment by the Employees with the Company including any and all Claims pursuant to the FEHA, ADEA, ADA and/or Title VII; and/or any breach or claimed breach of this agreement shall be settled solely by binding arbitration in accordance with the Employment Dispute Rules of the American Arbitration Association and the Federal Arbitration Act, or as the Parties otherwise agree. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

      18.2 It is further agreed that the hearing for the arbitration shall take place in Los Angeles County, California. The provisions of this clause 20 are intended by the Parties to be absolutely exclusive for any and all purposes and fully applicable to each and every Claim.


19.   Ownership of Claims.

      19.1 Other than to the extent that the Employees have transferred beneficial ownership of certain Shares to De Nur, the Parties agree that they have not heretofore assigned or transferred any of the Claim released by them in this agreement, or any portion thereof or interest therein, to any Third Person and that they have the full, complete and unrestricted right to release each and all of the Claim and Obligation released by them in this agreement. The Parties agrees to indemnify, defend, and hold each other harmless from and for any and all Claim released by them in this agreement, on account of any such transfer or assignment of any such Claim or any portion thereof or interest therein.


20.   Acknowledgments.

      20.1 Each Party has at all pertinent times and for all purposes in connection with their Claim and this agreement had the unrestricted right and opportunity to have, the full and complete benefit and advice of independent and competent legal counsel chosen and retained solely by them and has had, and/or has had the unrestricted right and opportunity to have, such legal counsel fully explain to them the meaning of each and every paragraph, term and/or provision of this agreement and the entire meaning and each and all of the consequences of execution of this agreement.

      20.2 This agreement is entered into by the Parties without any reliance upon any agreement, statement, representation, promise, covenant, understanding and/or other inducement of any kind or nature other than the express terms of this agreement, and this agreement contains the entire, full and complete agreement of the Parties without any exceptions or limitations whatsoever.

      20.3 Each and all of the clauses, paragraphs, terms and/or provisions of this agreement are contractual and not mere recitals, and each and every such clause, paragraph, term and/or provision is of the essence of the entire agreement contained in this agreement.

      20.4 This agreement shall not ever, in any manner or for any purpose, by any person whomsoever or based upon any foreseen or unforeseen facts, events, circumstances, occurrences, happenings or things of any kind or nature, be subject to any claim of mistake of fact or mistake of law by the Parties.

      20.5 The headings in this agreement are inserted for convenience only; are not part of this agreement; shall not in any manner affect the meaning of this agreement or any clause, paragraph, term and/or provision of this agreement; and shall not be deemed or interpreted to be a part of this agreement for any purpose.

      20.6 This agreement shall be interpreted solely pursuant to the laws of the State of California without any regard or consideration for any conflicts of laws principles.

      20.7 The language of this agreement shall, for any and all purposes, be construed as a whole, according to its fair meaning, not strictly for or against any Party and without regard to the identity or status of any person or persons who drafted all or any part of this agreement.

      20.8 If any provision of this agreement is declared invalid by any court of competent jurisdiction or rendered invalid by any other process of federal or state law, the remaining provisions of this agreement shall remain in full force and effect.

      20.9 No waiver of any breach or condition of this agreement shall be construed for any purpose as a waiver of any other breach or condition of this agreement, regardless of the similarity or dissimilarity of the breaches or conditions involved.

      20.10 This agreement may be executed in multiple copies and after all of the Parties have executed their respective copies, each copy will have the effect of an original.

      20.11 This agreement constitutes the sole and entire agreement between the Employees and the Company Group and the PCG Group concerning the employment, and the cessation of employment by the Employees with the Company and each and every other aspect of the employment relationship of each and every kind or nature whatsoever between the Employees and the Company Group and the PCG Group. This agreement supersedes any and all prior agreements, contracts, representations, understandings, discussions and/or negotiations, if any, whether oral or written, and cannot be modified, altered or amended in any manner or respect whatsoever except in a subsequent writing executed by the Parties.


21.   Company Property/Employee Property.

      21.1 On or before August 31, 1996 the Employees shall return to the Company all property of the Company in the care, custody or control of the Employees or reimburse the Company a reasonable amount for any lost or damaged property.

      21.2 On or before August 31, 1996 the Company shall return to the employees all property of the Employees in the care, custody or control of the Company or reimburse the Employees a reasonable amount for any lost or damaged property.


22.   Older Worker Benefit Protection Act Disclosure.

      22.1 Employees further agree that: (1) They have been advised to consult with an attorney of their choice concerning their employment and their cessation of employment with the Company, this agreement and each and all of the results and consequences of their execution of this agreement; (2) they had ample time to consult with an attorney entirely of their own choice, concerning their employment and their cessation of employment with the Company, this agreement and each and all of the results and consequences of their execution of this agreement; (3) they had not less than twenty-one (21) calendar days, and/or have had the full, complete and unrestricted opportunity to have at least twenty-one
(21) calendar days, in which to consider their employment and their cessation of employment with the Company, this agreement and each and all of the results and consequences of their execution of this agreement; and (4) this agreement shall not be effective until seven (7) calendar days after the execution of this agreement by the Employees, provided that the Employees have not within that seven (7) calendar day period, exercised the right to revoke their Employees consent to this agreement by giving notice to their decision to revoke.


23.   Notices.

      23.1 All notices, requests, demands, directions and other communications provided for hereunder shall be in writing and mailed, certified mail, return receipt requested, transmitted by telecopier, or personally delivered, as elected by the Party giving such notice, to the applicable Party at the address indicated below:

      If to Out-Takes, Inc.:
            Out-Takes, Inc.
            1419 Peerless Avenue, Suite 116
            Los Angeles, California 90035
            Telecopier Number: (310) 788-0160
            Attention: President

      And with a copy to:

            Mr. Hillel T. Cohn
            Graham & James LLP
            801 South Figueroa Street
            14th Floor
            Los Angeles, California 90017-5554
            Telecopier Number: (213) 623-4581

      If to Robert H. Shelton and/or Leah R. Peterson Shelton:

            Robert H. Shelton and Leah R. Peterson
            30 Via Lucca
            Apt. F-102
            Irvine, California 92712
            Telecopier Number: (714) 851-1297

      And with a copy to:

            Mr. William D. Ellis
            Morgan Lewis & Bockius LLP
            801 South Grand Avenue
            Los angeles, California 90017-4615
            Telecopier Number: (213) 612-2554


      If to Photo Corporation Group Pty. Ltd.:

            Photo Corporation Group Pty. Ltd.
            Suite 1A Jordon Centre
            802-808 Pacific Highway
            Gordon Sydney N5W 2072
            Australia
            Attention: Chief Executive Officer
            Telecopier Number: 612-9499-2085

      And with a copy to:

            Mr. Hillel T. Cohn
            Graham & James LLP
            801 South Figueroa Street
            14th Floor
            Los Angeles, California 90017-5554
            Telecopier Number: (213) 623-4581

or, as to each Party, at such other address as shall be designated by such Party in a written notice to each other Party complying as to delivery with the terms of this Paragraph. All such notices, requests, demands, directions and other communications shall be effective (i) When mailed, five (5) days after being deposited in the mails addressed as aforesaid with postage prepaid, (ii) when delivered personally, upon delivery pursuant to this Paragraph, or (iii) on the next business day after transmission if transmitted by telecopier (and appropriate answerbacks have been received).


24.

                      (OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION)

















25.

                      (OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION)













Executed this 28th day of August, 1996.



                        /s/ Robert H. Shelton
                        Robert H. Shelton



Executed this 28th day of August, 1996.


                        /s/ Leah Peterson-Shelton
                        Leah R. Peterson-Shelton

                           SIGNATURE PAGE CONTINUED


Executed this 28th day of August, 1996.


                        /s/ Peter C. Watt
                        Out-Takes, Inc.


Executed this 28th day of August, 1996.


                        /s/ Peter C. Watt
                        Photo Corporation Group Pty., Ltd.

================================================================================

===============================================================================
                                  -48-

                             FIRST SCHEDULE


                           SECURITY AGREEMENT




      THIS SECURITY AGREEMENT is made and entered into as of this __ day of August, 1996 by and between OUT-TAKES, INC. (hereinafter called "Debtor"), a Delaware corporation, with offices at 1419 Peerless Avenue, Los Angeles,
California 90035, and Robert H. Shelton and Leah R. Peterson-Shelton (hereinafter collectively called "Creditor"), both of 30 Via Lucca, Apt. F-102, Irvine, California 92712.

      1. As used herein, the following terms shall have the following meanings. Terms not otherwise defined herein shall have the meanings ascribed to them, if any, under the California Commercial Code.

            a. "Accounts" shall mean any and all rights now existing or hereafter arising to payment for merchandise, goods, or commodities sold or leased or to be sold or leased or for services rendered or to be rendered, no matter how evidenced, including accounts, accounts receivable, general intangibles, instruments, documents, purchase orders, notes, drafts, acceptances, chattel paper and other forms of obligations owing to Debtor, all guaranties and security therefor, all merchandise, goods, or commodities returned to or reclaimed by Debtor and all of Debtor's Books (as that term is defined below) relating to any of the foregoing.

            b. "Books" shall mean all of Debtor's books and records, including, without limitation: ledgers; records indicating, summarizing, or evidencing Debtor's assets, Accounts, business operations or financial condition; computer programs; computer discs or tape files; computer runs and other computer printouts; and any other computer prepared information of any kind.

            c. "Chattel Paper" shall mean a writing or writings of whatever sort which evidence a monetary obligation and a security interest in or lease of specific goods.

            d.     "Collateral" shall mean those items in which a security
                    interest is granted hereunder pursuant to Paragraph 2 below.

            e. "Deposit Accounts" shall mean any demand, time, savings, passbook or like accounts maintained with a bank, savings and loan association, credit union or like organization and any renewals, extensions and/or replacements thereof, and all proceeds and accretions, including, without limitation, interest and other property at any time and from time to time receivable or otherwise entitled to be received on account thereof.

            f. "Documents" shall mean any and all documents of title, bills of lading, dock warrants, dock receipts, and warehouse receipts and shall include, without limitation, other documents which purport to be issued by a bailee and purport to cover goods in the bailee's possession which are either identified or are fungible portions of an identified mass.

            g. "Equipment" shall mean any and all things moveable or which are fixtures which are used or bought for use primarily in the business of Debtor, wherever located, now or hereafter existing, including, but not limited to all software applications, photography rigs, computer network systems, computer hardware, printers, and office furniture and all parts thereof and all additions and accessions thereto and replacements thereof.

            h. "Event of Default" shall mean any of those events described in Paragraph 9 below.

            i. "Fixtures" shall mean all plant fixtures, business fixtures, and other fixtures and storage, office facilities, wherever located, now or hereafter existing, and all additions and accessions thereto and replacements therefor and products thereof.

            j.    "Instruments" shall mean any and all negotiable instruments, securities (certificated and uncertificated) and every other writing which evidences a right to the payment of money.

            k. "Insurance" shall mean any and all policies of Insurance and the proceeds thereof on or covering any or all of the Collateral.

            l. "Inventory" shall mean any and all of Debtor's goods, merchandise and other personal property, wherever located, now or hereafter existing, including, without limitation, those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service or are raw materials, work in process, finished materials, or materials used or consumed, or to be used or consumed, in Debtor's business, and shall include, without limitation, all packing and shipping materials, wherever located; and all other items hereafter acquired by Debtor by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and the resulting product or mass, and any documents of title representing any of the above.

            m. "Obligations" shall mean any and all liabilities, debts, and obligations of Debtor to Creditor pursuant to clauses 2 and 3 of the Settlement and Mutual Release Agreement between the Debtor, the Creditor and Photo Corporation Group Pty., Ltd. dated August __, 1996.


            n. "Other Property" shall mean all of Debtor's personal property other than Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Instruments and Inventory, including, without limitation, patents, service marks, trademarks, trade names, copyrights and proprietary rights, and general intangibles.

      2. As security for the payment by Debtor to Creditor of the Obligations, Debtor hereby grants to Creditor a continuing security interest in all of the following: Inventory, Accounts, Documents, Equipment, Deposit Accounts, Instruments, Fixtures, Chattel Paper, Other Property, and goods and commodities, whether now held or hereafter acquired (including all returns, rejections and repossessions and whether raw materials, work in progress, or materials used or consumed in Debtor's business), whether or not such be in the actual or constructive possession of Debtor, and together with all proceeds arising from any of the foregoing, and all Insurance proceeds of any and all of the foregoing.

      3.    Debtor represents and warrants to Creditor that:

            a. Debtor is duly organized and existing in good standing in the jurisdiction of its incorporation without limit as to the duration of its existence, and is duly qualified and in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary;

            b. The execution, delivery and performance of this Security Agreement are within Debtor's powers, have been duly authorized and are not in conflict with applicable law or the terms of any charter, bylaws or other incorporation papers;

            c. Any and all financial information, including any and all Books, records, Documents and other information relating to the Collateral, submitted by Debtor to Creditor, whether previously or in the future, is or will be genuine, true and correct and prepared in accordance with generally accepted accounting principles, consistently applied, and no such financial information omits or will omit any material facts necessary to make such information not misleading;

            d. All Accounts are and will, at all times pertinent hereto, be bona fide existing obligations created by sale and delivery of merchandise or rendition of services to customers in the ordinary course of business, free of liens and security interests and unconditionally owed to Debtor without defenses, disputes, offsets, counterclaims, rights of return or cancellation, and Debtor has no knowledge of any fact, including, without limitation, any imminent or threatened bankruptcy, insolvency, or financial embarrassment of any account debtor, which would impair the validity or collectibility of any of the Accounts or Instruments, and each obligor liable upon the Accounts or Instruments has and will have capacity to contract;


            e.    Debtor shall keep Inventory at locations under its control.

            f.    Debtor's federal taxpayer number is 95-4363944;

            g. The name of Debtor appearing in the first paragraph of this Security Agreement is the true, complete and correct name of Debtor; and Debtor conducts business only under the following trade names and styles:

                                Out-Takes

            h. Debtor will not, without the prior written consent of Creditor (which consent shall not be unreasonably withheld), sell, lease, or otherwise dispose of, move or transfer, any of Debtor's assets, including, without limitation, the Collateral, except in the ordinary course of business;

            i. Debtor will not, without the prior written consent of Creditor (which consent shall not be unreasonably withheld), change its name, business structure, corporate identity or structure; add any new fictitious or trade names; liquidate; merge or consolidate with or into any other business organization;

            j. Debtor will not, without the prior written consent of Creditor, incur any debts outside the ordinary course of business, except renewals or extensions of existing debts and interest thereon, nor make any advances or loans except in the ordinary course of business as presently conducted;

            k. Debtor does now keep and hereafter at all times shall keep and furnish to Creditor on demand upon an Event of Default correct and accurate records itemizing and describing the kind, type, quality and quantity of the Inventory and Accounts, including, without limitation, the age and amount of each account, the name and address of each account debtor, and the merchandise giving rise to such account;

            l. Inventory is not now and hereafter shall not be, without the prior written consent of Creditor, stored with a bailee, warehouseman or similar party, or in the event of such storage, Debtor will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to Creditor, in form and substance acceptable to Creditor, warehouse receipts in Creditor's name evidencing the storage of such inventory;

            m. There are no actions or proceedings pending by or against Debtor or any guarantor of Debtor before any court or administrative agency, and Debtor has no knowledge of any pending, threatened, or imminent litigation, governmental investigations or claims, complaints, actions or prosecutions involving Debtor or any guarantor of Debtor, except as heretofore specifically disclosed in writing to Creditor or reflected in the Books.

            n. The Debtor shall not allow any UCC-1 financing statement whether now existing or hereafter filed to have priority over the
 UCC-1 financing statement contemplated by the terms of the Settlement and Mutual Release Agreement between the Debtor, the Creditor and Photo
Corporation Group Pty. Ltd. dated August __, 1996.

      4. Until Creditor exercises its rights to collect proceeds and amounts with respect to the Collateral, Debtor will collect with diligence any and all proceeds with respect to the Collateral, at its own expense. Upon the occurrence and continuance of any Event of Default, upon Creditor's written request, any collection of proceeds with respect to the Collateral by Debtor, whether in the form of cash, checks, notes or other instruments for the payment of money
(properly endorsed or assigned where required to enable Creditor to collect same) or otherwise, shall be in trust for Creditor, and Debtor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Creditor and shall deliver them together with the proceeds of all cash sales, daily to Creditor in the identical form received.

      5. Until Creditor exercises its rights to collect the Accounts, Inventory and Instrument proceeds pursuant to Paragraph 8, Debtor may continue its respective present policies with respect to returned merchandise and adjustments. However upon an Event of Default and, upon request by Creditor, Debtor shall immediately notify Creditor of all cases involving returns, rejections, repossessions and loss or damage of or to merchandise represented by the Accounts or Instruments or constituting Inventory and of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts or Instruments or constituting Inventory in excess of $5,000 and, in any of such events, Debtor will immediately pay to Creditor from its own funds (and not from the proceeds of Accounts, Inventory or Instruments) for application to any Obligation, the amount of any credit for such returned or repossessed merchandise and adjustments made.

      6.    Anything herein to the contrary notwithstanding:

            a. Debtor shall remain liable under the contracts and agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed.

            b. The exercise by Creditor of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

            c. Creditor shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall Creditor be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      7. Debtor shall upon an Event of Default (i) permit representatives of Creditor to inspect the Collateral and the respective Books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Creditor, directly with the account debtors or otherwise at Debtor's expense; (ii) promptly notify Creditor of any attachment or other legal process levied against any of the Collateral and any information received by Debtor relative to the Collateral, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Creditor in respect thereto; (iii) reimburse Creditor upon demand for any and all legal costs, including reasonable attorney's fees and accountants' fees, and other expenses incurred in collecting any sums payable by Debtor under any Obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto, whether by nonjudicial or judicial action; (iv) promptly notify Creditor of each location at which the Collateral is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location, including, without limitation, each office of Debtor at which Books or records relating to the Accounts are kept;
(v) maintain policies of Insurance insuring the Collateral against loss or damage by such risks and in such amounts and forms as are reasonably determined prudent by the Debtor; (vi) do all acts necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof; and (vii) execute and deliver to Creditor further documents and instruments and such other acts and things as Creditor may reasonably request in order to effectuate fully the purpose and intent of this Security Agreement. In the event of a failure by the Debtor so to do, the Debtor hereby irrevocably makes and appoints Creditor (and any of Creditor's officers, employees, or agents) as Debtor's true and lawful attorney-in-fact with power to sign on behalf of Debtor on any financing statements, continuation statements, security agreement, mortgage, assignment, certificate of title, affidavit, letter of authority, notice or similar document which must be executed and/or filed in order to perfect or continue perfected Creditor's security interest in the Collateral. Debtor hereby recognizes and agrees that the power of attorney herein granted is coupled with an interest and shall not be revocable until the Obligations are fully repaid at which time such Power of Attorney shall immediately cease.

      8. Creditor may at any time, without prior notice to Debtor, collect proceeds and amounts in respect of the Collateral and may give notice of assignment to any and all account debtors, and Debtor hereby irrevocably constitutes and appoints Creditor (and any of Creditor's officers, employees or agents) its irrevocable, true and lawful attorney-in-fact to enforce in Debtor's name or in Creditor's name or otherwise all rights of Debtor in the Collateral and to do any and all things necessary and proper to carry out the purpose of this Security Agreement, provided, however, that Creditor may exercise said collection rights and its rights and powers as said attorney-in-fact only upon the occurrence and continuance of an Event of Default. Debtor hereby recognizes and agrees that the power of attorney herein granted is coupled with an interest and shall not be revocable until the Obligations are fully repaid at which time such Power of Attorney shall immediately cease.

      9. Any one or more of the following events shall constitute an Event of Default under this Security Agreement;

            a. If any representation, statement, report or certificate made or delivered by Debtor or any of its officers, directors, employees, or agents or any guarantor of Debtor to Creditor is not materially true and correct;

            b. If Debtor fails to pay when due and payable, or within seven (7) calendar days of receipt of a written notice from the Creditor to the Debtor detailing the amount payable and requesting payment, or otherwise fails to perform when due, any of the Obligations;

            c. If Debtor becomes insolvent or makes an assignment for the benefit of creditors (whether with respect to Creditor or otherwise);

            d. If any proceeding by or against Debtor or any guarantor of Debtor is commenced under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute, or for Debtor's dissolution or liquidation and is not withdrawn or stayed within 28 days of commencement;

            e. Other than in respect of those accounts payable referred to in Appendix 1, if any writ of attachment, garnishment, execution or other legal process is issued against any property of Debtor or any guarantor of the Obligations and is not timely and diligently contested, provided that (i) such contest is permitted by law, (ii) such contest has the effect of staying any further action against any property of Debtor or any guarantor of the Obligations, (iii) Debtor posts any security required by law which security shall be reasonably satisfactory to Creditor, and (iv) said contest does not subject Creditor to civil or criminal penalties;

            f. Other than in respect of those accounts payable referred to in Appendix 1, if any assessment is made against Debtor or any guarantor of Debtor for any taxes, other than on real property, by any federal or state government, or any department thereof, and is not timely and diligently contested, provided that such contest is permitted by law, has the effect of staying any further action against Debtor or any guarantor of the Obligations, Debtor posts any security required by law which security shall be reasonably satisfactory to Creditor, and said contest does not subject Creditor to civil or criminal penalties;

            g. If Debtor is  enjoined,  restrained  or in any way  prevented  by court order from continuing to conduct all or any material part of its business affairs, and Debtor does not timely and diligently contest the same, provided that (i) such contest is permitted by law, (ii) such contest has the effect of staying any further action against the Debtor's business affairs, (iii) Debtor posts any security required by law which security shall be reasonably satisfactory to Creditor, and (iv) said contest does not subject Creditor to civil or criminal penalties;

            h. Other than in respect of those accounts payable referred to in Appendix 1, if there is a default in any agreement between Debtor and third parties and such third parties accelerate the maturity of any of Debtor's indebtedness;

            i. If Debtor makes any payment on account of indebtedness which has been subordinated to Debtor's Obligations to Creditor other than pay accounts payable arising in the ordinary course of business consistent with past practices; and

            j. Unless otherwise specified above in this Paragraph 9, if Debtor otherwise fails or neglects to perform, keep or observe in any material respect, any term, condition, agreement, warranty or representation contained in this Security Agreement or any other presently existing or future agreement between Debtor and Creditor, within twenty one (21) days after written notice from Creditor of such failure or neglect.

      10. Upon the occurrence of any Event of Default, Creditor may, at its election, without notice of its election and without demand, do any one or more of the following, successively or concurrently, all of which are authorized by
Debtor:

            a. Declare all of Debtor's Obligations for payment of money, whether evidenced by installment notes, demand notes or otherwise, immediately due and payable.

            b. Cease advancing money or extending credit to Debtor under any agreement between Debtor and Creditor, and terminate any agreement for financial accommodation to or for the benefit of Debtor.

            c. Immediately or from time to time enter the premises where the Collateral is located, take possession of all or any part of the Collateral, wherever it may be found, using all necessary force to do so, and Debtor waives all claims for damages due to or arising from or connected with any such taking.

            d. Require Debtor to assemble the Collateral, or any part of it, at a place designated by Creditor which is reasonably convenient to Debtor and Creditor.

            e. Pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of Creditor appears to be prior or superior to its security interest and to pay all expenses incurred therewith. Any payment or expense so incurred shall become part of Debtor's Obligations to Creditor, payable on demand, and secured hereby.

            f. Do such other acts as Creditor deems reasonable to protect its interest in the Collateral, including, without limitation, repairing or reconditioning, finishing, maintaining, preparing for sale, or storing such Collateral. Any expenses thereof shall become part of Debtor's Obligations, payable on demand, and secured hereby.

            g. From time to time, by way of one or more contracts or transactions, proceed in the foreclosure of Creditor's security interest and sale of the Collateral or any part of it, in any manner permitted by law or provided for herein.

            h. Sell, lease, or otherwise dispose of the Collateral or any part of it, with or without having the Collateral, or any part of it, at the place of sale, upon terms and in such manner as Creditor may determine, and Creditor may purchase same at any such sale. Any notice of sale, disposition or other intended action sent to Debtor at least fourteen (14) days prior to such action shall constitute reasonable notice.

            i. Apply to a court of competent jurisdiction for appointment of a receiver of Debtor to take possession of, operate, manage, maintain, and preserve Debtor's business and assets for the benefit of Creditor;

            j. Apply to a court of competent jurisdiction for a writ of possession or attachment against any of Debtor's assets notwithstanding the existence or value of any security for the Obligations.

            k. Exercise any remedies of a secured party under the California Commercial Code, and any other remedies available at law, in equity, or by separate agreement with the Debtor.

      11. If sufficient sums are not realized upon any disposition of the Collateral to pay all Obligations to Creditor and any expenses, including reasonable attorneys' fees, of such disposition, Debtor hereby promises to pay immediately any resulting deficiency.

      12. Creditor shall in no way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in value thereof; or (d) any act of default of any carrier, warehouseman, bailee, forwarding agency, or any other person whomsoever. All risk or loss, damage or destruction of inventory shall be borne by Debtor.

      13. No failure or delay on the part of Creditor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law, in equity, or by separate agreement with Debtor.

      14. No amendment, modification, termination, or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Creditor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in similar or other circumstances.

      15. All notices, requests, demands, directions and other communications provided for hereunder shall be in writing and mailed, certified mail return receipt requested, transmitted by telecopier, or personally delivered, as elected by the party giving such notice, to the applicable party at the address indicated below:
      If to Debtor:

            Out-Takes, Inc.
            1419 Peerless Avenue, Suite 116
            Los Angeles, California  90035
            Telecopier Number: (310) 788-0160
            Attn:  President

      And with a copy to:

            Mr. Hillel T. Cohn
            Graham & James LLP
            801 South Figueroa Street
            14th Floor
            Los Angeles, California  90017-5554
            Telecopier Number:  (213) 623-4581


      If to Creditor:

            Robert H. Shelton and Leah R. Peterson
            30 Via Lucca,
            Apt. F-102, Irvine, California  92712
            Telecopier Number: (714) 851-1297


      and with a copy to:

            William D. Ellis
            Morgan Lewis & Bockius LLP
            801 South Grand Avenue
            Los Angeles, California  90017-4615
            Telecopier Number: (213) 612-2554

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Paragraph. All such notices, requests, demands, directions and other communications shall be effective (i), when mailed, five (5) days after being deposited in the mails addressed as aforesaid with postage prepaid, (ii) when delivered personally, upon delivery pursuant to this Paragraph, or (iii) on the next business day after transmission if transmitted by telecopier (and appropriate answerbacks have been received).

      16. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      17. Debtor waives the right to plead the statute of limitations as a defense to any and all obligations contained in this Security Agreement or secured by it to the full extent permissible by law. Time and exactitude of each of the terms, obligations, covenants and conditions are declared to be of the essence of this Security Agreement.

      18. This Security Agreement shall take effect immediately upon the execution by Debtor, and the execution hereof by Creditor shall not be required as a condition to the effectiveness of this Security Agreement. The provision for execution of this Security Agreement by Creditor is only for purposes of filing a Memorandum of this Security Agreement under the Uniform Commercial Code, if execution hereof by Creditor is required for purposes of such filing.

      19. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Debtor, but each and every condition hereof shall be in addition thereof.

      20. This Security Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties. Creditor may assign this Security Agreement and its rights and duties hereunder without prior notice to or consent of the Debtor.

      21. DEBTOR AND CREDITOR HEREBY AGREE TO WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Security Agreement, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Debtor and Creditor each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Security Agreement and that each will continue to rely on the waiver in their related future dealings. Debtor and Creditor further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT. In the event of litigation, this Security Agreement may be filed as a written consent to a trial by the court.

      22. This Security Agreement is and shall be governed by and construed in accordance with the laws of the state of California, except to the extent that the validity or perfection of the security interests hereunder or remedies hereunder in respect of any particular Collateral are governed by the laws of a jurisdiction other than the state of California.

      23. Creditor and Debtor agree to file any action arising out of, or relating to, this Security Agreement with the Superior Court of the State of California for the County of Los Angeles, Central District (the "Court") and waive all objections to personal jurisdiction and venue of the Court for such purposes, except that Creditor and Debtor may file any action relating to the disposition of any Collateral located beyond the territorial jurisdiction of the Court with any court of competent jurisdiction.

      24. Debtor hereby consents to service of process in any action, wherever filed, arising out of, or relating to, this Security Agreement by first class United States mail, postage prepaid, to the address of Debtor set forth in, or that which Debtor designates pursuant to, Paragraph 15 of this Security Agreement.

      25. In the event either party files an action to enforce or interpret the terms of this Security Agreement, the prevailing party shall be entitled to receive its reasonable attorneys' fees and costs from the losing party.

      IN WITNESS WHEREOF, the parties have executed this Security Agreement, effective as of the date first written above.

==============================================================================
DEBTOR:
==============================================================================

Out-Takes, Inc.



By:
Name:
Title:



CREDITOR:

Robert H. Shelton and
Leah R. Peterson-Shelton


----------------- --------------

================================================================================
                               APPENDIX 1
================================================================================


Nil

===============================================================================

================================================================================
                 ATTACHMENT TO UCC-1 FINANCING STATEMENT


Debtor's Name:  OUT-TAKES, INC.


Continuation of Item 6:  DESCRIPTION OF COLLATERAL

        This financing statement covers all right, title and interest in, to and under the following, in each case whether now or hereafter existing and whether now owned or hereafter acquired and regardless of where located (all of which being hereinafter collectively called the "Collateral"):

        Inventory, Accounts, Documents, Equipment, Deposit Accounts, Instruments, Fixtures, Chattel Paper, Other Property, and goods and commodities, whether now held or hereafter acquired (including all returns, rejections and repossessions and whether raw materials, work in progress, or materials used or consumed in Debtor's business), whether or not such be in the actual or constructive possession of Debtor, and together with all proceeds arising from any of the foregoing, and all Insurance proceeds of any and all of the foregoing.

        As used herein, the following terms shall have the following meanings. Terms not otherwise defined herein shall have the meanings ascribed to them, if any, under the California Commercial Code.

        a. "Accounts" shall mean any and all rights now existing or hereafter arising to payment for merchandise, goods, or commodities sold or leased or to be sold or leased or for services rendered or to be rendered, no matter how evidenced, including accounts, accounts receivable, general intangibles, instruments, documents, purchase orders, notes, drafts, acceptances, chattel paper and other forms of obligations owing to Debtor, all guaranties and security therefor, all merchandise, goods, or commodities returned to or reclaimed by Debtor and all of Debtor's Books (as that term is defined below) relating to any of the foregoing.

              b. "Books" shall mean all of Debtor's books and records, including, without limitation: ledgers; records indicating, summarizing, or evidencing Debtor's assets, Accounts, business operations or financial condition; computer programs; computer discs or tape files; computer runs and other computer printouts; and any other computer prepared information of any kind.

==============================================================================

===============================================================================
                                  -54-
              c. "Chattel Paper" shall mean a writing or writings of whatever sort which evidence a monetary obligation and a security interest in or lease of specific goods.

              d. "Collateral" shall mean those items in which a security interest is granted hereunder pursuant to Paragraph 2 of the Security Agreement.

              e. "Deposit Accounts" shall mean any demand, time, savings, passbook or like accounts maintained with a bank, savings and loan association, credit union or like organization and any renewals, extensions and/or replacements thereof, and all proceeds and accretions, including, without limitation, interest and other property at any time and from time to time receivable or otherwise entitled to be received on account thereof.

              f. "Documents" shall mean any and all documents of title, bills of lading, dock warrants, dock receipts, and warehouse receipts and shall include, without limitation, other documents which purport to be issued by a bailee and purport to cover goods in the bailee's possession which are either identified or are fungible portions of an identified mass.

              g. "Equipment" shall mean any and all things moveable or which are fixtures which are used or bought for use primarily in the business of Debtor, wherever located, now or hereafter existing, including, but not limited to all software applications, photography rigs, computer network systems, computer hardware, printers, and office furniture and all parts thereof and all additions and accessions thereto and replacements thereof,

              h. "Fixtures" shall mean all plant fixtures, business fixtures, and other fixtures and storage, office facilities, wherever located, now or hereafter existing, and all additions and accessions thereto and replacements therefor and products thereof.

              i. "Instruments" shall mean any and all negotiable instruments, securities (certificated and uncertificated) and every other writing which evidences a right to the payment of money.

              j. "Insurance" shall mean any and all policies of Insurance and the proceeds thereof on or covering any or all of the Collateral.

              k. "Inventory" shall mean any and all of Debtor's goods, merchandise and other personal property, wherever located, now or hereafter existing, including, without limitation, those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service or are raw materials, work in process, finished materials, or materials used or consumed, or to be used or consumed, in Debtor's business, and shall include, without limitation, all packing and shipping materials, wherever located; and all other items hereafter acquired by Debtor by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and the resulting product or mass, and any documents of title representing any of the above.
              l. "Obligations" shall mean any and all liabilities, debts, and obligations of Debtor to Creditor pursuant to clauses 2 and 3 of the Settlement and Mutual Release Agreement between the Debtor, the
Creditor and Photo Corporation Group Pty. Ltd. dated August __, 1996.
              m. "Other Property" shall mean all of Debtor's personal property other than Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Instruments and Inventory, including, without limitation, patents, service marks, copyrights, proprietary rights, and general intangibles.

                             SECOND SCHEDULE




                   (OMITTED AND FILED SEPARATELY WITH
                 THE SECURITIES AND EXCHANGE COMMISSION)


============================================================================

================================================================================
                                                  THIRD SCHEDULE
------------------------------------------------------------------------------

   Payment Date     _________________________         _________________________
                  Contract Obligations              Discounts Obligations
-------------------------------------------------------------------------------
----- --------------------------------------------------------------------------

 Contractual    Pmt (Excludes benefit of discount available if there   RHS         LRS
    Date Due     #  has been no Default)                              15.1020%   16.7365%      Total    Cum Total
                       RHS         LRS          Total   CUM TOTAL

--------------------------------------------------------------------------------

      6-Sep-96    1   29,447.10   18,015.10   47,462.20  47,462.20   25,000.00   15,000.00   40,000.00  40,000.00


     20-Sep-96    2    5,698.31    3,641.75    9,340.06  56,802.26    4,837.75    3,032.25    7,870.00  47,870.00

      4-Oct-96    3    5,698.31    3,641.75    9,340.06  66,142.32    4,837.75    3,032.25    7,870.00  55,740.00

     18-Oct-96    4    5,698.31    3,641.75    9,340.06  75,482.38    4,837.75    3,032.25    7,870.00  63,610.00

      1-Nov-96    5    5,698.31    3,641.75    9,340.06  84,822.44    4,837.75    3,032.25    7,870.00  71,480.00


     15-Nov-96    6    5,698.31    3,641.75    9,340.06  94,162.50    4,837.75    3,032.25    7,870.00  79,350.00


     29-Nov-96    7    5,698.31    3,641.75    9,340.06 103,502.56    4,837.75    3,032.25    7,870.00  87,220.00


     13-Dec-96    8    5,698.31    3,641.75    9,340.06 112,842.62    4,837.75    3,032.25    7,870.00  95,090.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     27-Dec-96    9    5,698.31    3,641.75    9,340.06 122,182.68    4,837.75    3,032.25    7,870.00 102,960.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     10-Jan-97   10    9,776.44    6,245.23   16,021.67 138,204.35    8,300.00    5,200.00   13,500.00 116,460.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     24-Jan-97   11    9,776.44    6,245.23   16,021.67 154,226.02    8,300.00    5,200.00   13,500.00 129,960.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      7-Feb-97   12    3,332.23    2,145.00    5,477.23 159,703.25    2,829.00    1,786.00    4,615.00 134,575.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     21-Feb-97   13    3,332.23    2,145.00    5,477.23 165,180.49    2,829.00    1,786.00    4,615.00 139,190.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      7-Mar-97   14    3,332.23    2,145.00    5,477.23 170,657.72    2,829.00    1,786.00    4,615.00 143,805.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     21-Mar-97   15    3,332.23    2,145.00    5,477.23 176,134.95    2,829.00    1,786.00    4,615.00 148,420.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      4-Apr-97   16    3,332.23    2,145.00    5,477.23 181,612.18    2,829.00    1,786.00    4,615.00 153,035.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     18-Apr-97   17    3,332.23    2,145.00    5,477.23 187,089.41    2,829.00    1,786.00    4,615.00 157,650.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      2-May-97   18    3,332.23    2,145.00    5,477.23 192,566.64    2,829.00    1,786.00    4,615.00 162,265.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     16-May-97   19    3,332.23    2,145.00    5,477.23 198,043.87    2,829.00    1,786.00    4,615.00 166,880.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     30-May-97   20    3,332.23    2,145.00    5,477.23 203,521.11    2,829.00    1,786.00    4,615.00 171,495.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     13-Jun-97   21    3,332.23    2,145.00    5,477.23 208,998.34    2,829.00    1,786.00    4,615.00 176,110.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     27-Jun-97   22    3,332.23    2,145.00    5,477.23 214,475.57    2,829.00    1,786.00    4,615.00 180,725.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     11-Jul-97   23    3,332.23    2,145.00    5,477.23 219,952.80    2,829.00    1,786.00    4,615.00 185,340.00
------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
                                        -56-
------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------

   Payment Date       Contract                                     Discounted
                    Obligations                                    Obligations
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

 Contractual    Pmt (Excludes benefit of discount available if there   RHS         LRS
    Date Due     #  has been no Default                               15.0000%   15.0000%      Total    Cum Total
                             RHS         LRS  Total       CUM TOTAL

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     25-Jul-97   24    3,332.23    2,145.00    5,477.23 225,430.03    2,829.00    1,786.00    4,615.00 189,955.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      8-Aug-97   25    3,332.23    2,145.00    5,477.23 230,907.26    2,829.00    1,786.00    4,615.00 194,570.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     22-Aug-97   26    3,332.23    2,145.00    5,477.23 236,384.50    2,829.00    1,786.00    4,615.00 199,185.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      5-Sep-97   27    3,332.23    2,145.00    5,477.23 241,861.73    2,829.00    1,786.00    4,615.00 203,800.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     19-Sep-97   28    3,332.23    2,145.00    5,477.23 247,338.96    2,829.00    1,786.00    4,615.00 208,415.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      3-Oct-97   29    3,332.23    2,145.00    5,477.23 252,816.19    2,829.00    1,786.00    4,615.00 213,030.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     17-Oct-97   30    3,332.23    2,145.00    5,477.23 258,293.42    2,829.00    1,786.00    4,615.00 217,645.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     31-Oct-97   31    3,332.23    2,145.00    5,477.23 263,770.65    2,829.00    1,786.00    4,615.00 222,260.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     14-Nov-97   32    3,332.23    2,145.00    5,477.23 269,247.88    2,829.00    1,786.00    4,615.00 226,875.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     28-Nov-97   33    3,332.23    2,145.00    5,477.23 274,725.12    2,829.00    1,786.00    4,615.00 231,490.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     12-Dec-97   34    3,332.23    2,145.00    5,477.23 280,202.35    2,829.00    1,786.00    4,615.00 236,105.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     26-Dec-97   35    3,332.23    2,145.00    5,477.23 285,679.58    2,829.00    1,786.00    4,615.00 240,720.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      9-Jan-98   36    3,332.23    2,145.00    5,477.23 291,156.81    2,829.00    1,786.00    4,615.00 245,335.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     23-Jan-98   37    3,332.23    2,145.00    5,477.23 296,634.04    2,829.00    1,786.00    4,615.00 249,950.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      6-Feb-98   38    3,332.23    2,145.00    5,477.23 302,111.27    2,829.00    1,786.00    4,615.00 254,565.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     20-Feb-98   39    3,332.23    2,145.00    5,477.23 307,588.50    2,829.00    1,786.00    4,615.00 259,180.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      6-Mar-98   40    3,332.23    2,145.00    5,477.23 313,065.74    2,829.00    1,786.00    4,615.00 263,795.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     20-Mar-98   41    3,332.23    2,145.00    5,477.23 318,542.97    2,829.00    1,786.00    4,615.00 268,410.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

      3-Apr-98   42    3,332.23    2,145.00    5,477.23 324,020.20    2,829.00    1,786.00    4,615.00 273,025.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     17-Apr-98   43      769.16      833.50    1,602.66 325,622.86      653.00      694.00    1,347.00 274,372.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

 Total of            198,654.86  126,968.00  325,622.86             168,654.00  105,718.00  274,372.00
Above
------------------------------------------------------------------------------------------------------------------
NOTE:  All amounts shown exclude interest and payroll tax withholdings, which will be computed as provided for in the
Settlement Agreement.



------------------------------------------------------------------------------------------------------------------------------
                                        -
------------------------------------------------------------------------------------------------------------------------------
                                                  THIRD SCHEDULE
----------------------------------------------------------------------------------------------------------

Payment Date       Contract Obligations (Required if any payment is ever in default)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                    (Excludes benefit of discount available                                      Total
Contractual  Pmt         if there has been no Default)        Withholdings Interest Interest  Anticipated
 Date Due     #                                                 Tax @         at     Payment    Payment
                                                                  35%       8.25%
                   -------------------------------------------
                   -------------------------------------------

                      RHS        LRS     Pre-Tax    Cum Total
                                           Total
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   6-Sep-96      1  29,447.10  18,015.10  47,462.20 47,462.20    16,611.77   204.33    204.33   31,054.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  20-Sep-96      2   5,698.31   3,641.75   9,340.06 56,802.26     3,269.02   552.92              6,071.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   4-Oct-96      3   5,698.31   3,641.75   9,340.06 66,142.32     3,269.02   533.71              6,071.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  18-Oct-96      4   5,698.31   3,641.75   9,340.06 75,482.38     3,269.02   514.50              6,071.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   1-Nov-96      5   5,698.31   3,641.75   9,340.06 84,822.44     3,269.02   495.29  2,096.43    8,167.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  15-Nov-96      6   5,698.31   3,641.75   9,340.06 94,162.50     3,269.02   476.08              6,071.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  29-Nov-96      7   5,698.31   3,641.75   9,340.06 103,502.56    3,269.02   456.87              6,071.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  13-Dec-96      8   5,698.31   3,641.75   9,340.06 112,842.62    3,269.02   437.66              6,071.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  27-Dec-96      9   5,698.31   3,641.75   9,340.06 122,182.68    3,269.02   418.45  1,789.05    7,860.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  10-Jan-97     10   9,776.44   6,245.23  16,021.67 138,204.35    5,607.58   385.49             10,414.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  24-Jan-97     11   9,776.44   6,245.23  16,021.67 154,226.02    5,607.58   352.54             10,414.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   7-Feb-97     12   3,332.23   2,145.00   5,477.23 159,703.25    1,917.03   341.27              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  21-Feb-97     13   3,332.23   2,145.00   5,477.23 165,180.49    1,917.03   330.01  1,409.31    4,969.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   7-Mar-97     14   3,332.23   2,145.00   5,477.23 170,657.72    1,917.03   318.74              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  21-Mar-97     15   3,332.23   2,145.00   5,477.23 176,134.95    1,917.03   307.47              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   4-Apr-97     16   3,332.23   2,145.00   5,477.23 181,612.18    1,917.03   296.21              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  18-Apr-97     17   3,332.23   2,145.00   5,477.23 187,089.41    1,917.03   284.94  1,207.36    4,767.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   2-May-97     18   3,332.23   2,145.00   5,477.23 192,566.64    1,917.03   273.68              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  16-May-97     19   3,332.23   2,145.00   5,477.23 198,043.87    1,917.03   262.41              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  30-May-97     20   3,332.23   2,145.00   5,477.23 203,521.11    1,917.03   251.14              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  13-Jun-97     21   3,332.23   2,145.00   5,477.23 208,998.34    1,917.03   239.88  1,027.11    4,587.31
----------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------
Payment Date
                   Contract Obligations (continued from previous page)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                    (Excludes benefit of discount available                                      Total
Contractual  Pmt         if there has been no Default)        Withholdings Interest Interest  Anticipated
 Date Due     #                                                 Tax @         at     Payment    Payment
                                                                  35%       8.25%
                   -------------------------------------------
                   -------------------------------------------

                      RHS        LRS     Pre-Tax    Cum Total
                                           Total
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  27-Jun-97     22   3,332.23   2,145.00   5,477.23 214,475.57    1,917.03   228.61              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  11-Jul-97     23   3,332.23   2,145.00   5,477.23 219,952.80    1,917.03   217.35              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  25-Jul-97     24   3,332.23   2,145.00   5,477.23 225,430.03    1,917.03   206.08              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   8-Aug-97     25   3,332.23   2,145.00   5,477.23 230,907.26    1,917.03   194.82    846.86    4,407.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  22-Aug-97     26   3,332.23   2,145.00   5,477.23 236,384.50    1,917.03   183.55              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   5-Sep-97     27   3,332.23   2,145.00   5,477.23 241,861.73    1,917.03   172.28              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  19-Sep-97     28   3,332.23   2,145.00   5,477.23 247,338.96    1,917.03   161.02              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   3-Oct-97     29   3,332.23   2,145.00   5,477.23 252,816.19    1,917.03   149.75    666.60    4,226.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  17-Oct-97     30   3,332.23   2,145.00   5,477.23 258,293.42    1,917.03   138.49              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  31-Oct-97     31   3,332.23   2,145.00   5,477.23 263,770.65    1,917.03   127.22              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  14-Nov-97     32   3,332.23   2,145.00   5,477.23 269,247.88    1,917.03   115.95              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  28-Nov-97     33   3,332.23   2,145.00   5,477.23 274,725.12    1,917.03   104.69    486.35    4,046.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  12-Dec-97     34   3,332.23   2,145.00   5,477.23 280,202.35    1,917.03    93.42              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  26-Dec-97     35   3,332.23   2,145.00   5,477.23 285,679.58    1,917.03    82.16              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   9-Jan-98     36   3,332.23   2,145.00   5,477.23 291,156.81    1,917.03    70.89              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  23-Jan-98     37   3,332.23   2,145.00   5,477.23 296,634.04    1,917.03    59.63    306.10    3,866.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   6-Feb-98     38   3,332.23   2,145.00   5,477.23 302,111.27    1,917.03    48.36              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  20-Feb-98     39   3,332.23   2,145.00   5,477.23 307,588.50    1,917.03    37.09              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   6-Mar-98     40   3,332.23   2,145.00   5,477.23 313,065.74    1,917.03    25.83              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  20-Mar-98     41   3,332.23   2,145.00   5,477.23 318,542.97    1,917.03    14.56    125.84    3,686.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   3-Apr-98     42   3,332.23   2,145.00   5,477.23 324,020.20    1,917.03     3.30              3,560.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

  17-Apr-98     43
                       769.16     833.50   1,602.66   325,622.86   560.93       0.0               1045.02
          0.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

   Total of        198,654.86 126,968.00 325,622.86             113,968.00 10,168.64  10,168.64  221,823.50
      Above
----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
      Payment Date           Discounted Obligations (Applicable so long as payments are made in a timely manner)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Contractual  Pmt     RHS       LRS                          WithholdingsInterest   Interest  Total
 Date Due     #   15.1020%   16.7365%    Total    Cum Total  Tax @ 35%     at      Payment   Anticipated
                                                                          8.25%               Payment
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 6-Sep-96     1   25,000.00  15,000.00  40,000.00   40,000.00  14,000.00   172.17   172.17  26,172.17

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

20-Sep-96     2  4,837.75   3,032.25   7,870.00  47,870.00   2,754.50     465.88             5,115.50

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 4-Oct-96     3               3,032.25   7,870.00             2,754.50                         5,115.50

                  4,837.75                        55,740.00             449.69
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

18-Oct-96     4               3,032.25   7,870.00             2,754.50                         5,115.50
                  4,837.75                        63,610.00             433.51
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 1-Nov-96     5               3,032.25   7,870.00             2,754.50              1,766.40   6,881.90
                  4,837.75                        71,480.00             417.32
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

15-Nov-96     6               3,032.25   7,870.00             2,754.50                         5,115.50
                  4,837.75                        79,350.00             401.13
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

29-Nov-96     7               3,032.25   7,870.00             2,754.50                         5,115.50
                  4,837.75                        87,220.00             384.94
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

13-Dec-96     8               3,032.25   7,870.00             2,754.50                         5,115.50
                  4,837.75                        95,090.00             368.76
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

27-Dec-96     9               3,032.25   7,870.00 102,960.00  2,754.50              1,507.40   6,622.90
                  4,837.75                                              352.57
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

10-Jan-97    10               5,200.00  13,500.00 116,460.00  4,725.00                         8,775.00
                  8,300.00                                              324.80
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

24-Jan-97    11               5,200.00  13,500.00 129,960.00  4,725.00                         8,775.00
                  8,300.00                                              297.03
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 7-Feb-97    12               1,786.00   4,615.00 134,575.00  1,615.25                         2,999.75
                  2,829.00                                              287.54
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

21-Feb-97    13               1,786.00   4,615.00 139,190.00  1,615.25              1,187.43   4,187.18
                  2,829.00                                              278.05
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 7-Mar-97    14               1,786.00   4,615.00 143,805.00  1,615.25                         2,999.75
                  2,829.00                                              268.56
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

21-Mar-97    15               1,786.00   4,615.00 148,420.00  1,615.25                         2,999.75
                  2,829.00                                              259.06
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 4-Apr-97    16               1,786.00   4,615.00 153,035.00  1,615.25                         2,999.75
                  2,829.00                                              249.57
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

18-Apr-97    17               1,786.00   4,615.00 157,650.00  1,615.25              1,017.27   4,017.02
                  2,829.00                                              240.08
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 2-May-97    18               1,786.00   4,615.00 162,265.00  1,615.25                         2,999.75
                  2,829.00                                              230.59
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

16-May-97    19               1,786.00   4,615.00 166,880.00  1,615.25                         2,999.75
                  2,829.00                                              221.09
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

30-May-97    20               1,786.00   4,615.00 171,495.00  1,615.25                         2,999.75
                  2,829.00                                              211.60
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

13-Jun-97    21               1,786.00   4,615.00 176,110.00  1,615.25                865.39   3,865.14
                  2,829.00                                              202.11
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

27-Jun-97    22               1,786.00   4,615.00 180,725.00  1,615.25                         2,999.75
                  2,829.00                                              192.62
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

11-Jul-97    23               1,786.00   4,615.00 185,340.00  1,615.25                         2,999.75
                  2,829.00                                              183.13
--------------------------------------------------------------------------------------------------------











--------------------------------------------------------------------------------------------------------

  Payment Date                           Discounted Obligations (continued from previous page)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Contractual  Pmt     RHS       LRS                          WithholdingsInterest   Interest  Total
 Date Due     #   15.1020%   16.7365%    Total    Cum Total  Tax @ 35%     at      Payment   Anticipated
                                                                          8.25%               Payment
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

25-Jul-97    24               1,786.00   4,615.00 189,955.00  1,615.25                         2,999.75
                  2,829.00                                              173.63
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 8-Aug-97    25               1,786.00   4,615.00 194,570.00  1,615.25                713.52   3,713.27
                  2,829.00                                              164.14
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

22-Aug-97    26               1,786.00   4,615.00 199,185.00  1,615.25                         2,999.75
                  2,829.00                                              154.65
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 5-Sep-97    27               1,786.00   4,615.00 203,800.00  1,615.25                         2,999.75
                  2,829.00                                              145.16
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

19-Sep-97    28               1,786.00   4,615.00 208,415.00  1,615.25                         2,999.75
                  2,829.00                                              135.66
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 3-Oct-97    29               1,786.00   4,615.00 213,030.00  1,615.25                561.64   3,561.39
                  2,829.00                                              126.17
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

17-Oct-97    30               1,786.00   4,615.00 217,645.00  1,615.25                         2,999.75
                  2,829.00                                              116.68
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

31-Oct-97    31               1,786.00   4,615.00 222,260.00  1,615.25                         2,999.75
                  2,829.00                                              107.19
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

14-Nov-97    32               1,786.00   4,615.00 226,875.00  1,615.25                         2,999.75
                  2,829.00                                              97.69
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

28-Nov-97    33               1,786.00   4,615.00 231,490.00  1,615.25                409.76   3,409.51
                  2,829.00                                              88.20
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

12-Dec-97    34               1,786.00   4,615.00 236,105.00  1,615.25                         2,999.75
                  2,829.00                                              78.71
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

26-Dec-97    35               1,786.00   4,615.00 240,720.00  1,615.25                         2,999.75
                  2,829.00                                              69.22
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 9-Jan-98    36               1,786.00   4,615.00 245,335.00  1,615.25                         2,999.75
                  2,829.00                                              59.72
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

23-Jan-98    37               1,786.00   4,615.00 249,950.00  1,615.25                257.88   3,257.63
                  2,829.00                                              50.23
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 6-Feb-98    38               1,786.00   4,615.00 254,565.00  1,615.25                         2,999.75
                  2,829.00                                              40.74
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

20-Feb-98    39               1,786.00   4,615.00 259,180.00  1,615.25                         2,999.75
                  2,829.00                                              31.25
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 6-Mar-98    40               1,786.00   4,615.00 263,795.00  1,615.25                         2,999.75
                  2,829.00                                              21.76
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

20-Mar-98    41               1,786.00   4,615.00 268,410.00  1,615.25                106.01   3,105.76
                  2,829.00                                              12.26
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 3-Apr-98    42               1,786.00   4,615.00 273,025.00  1,615.25                         2,999.75
                  2,829.00                                              2.77
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

17-Apr-98    43                 694.00   1,347.00 274,372.00    471.45                  2.77     878.32
                  653.00                                                0.00
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Total of          168,654.00 105,718.00  274,372.00            96,030.20  8,567.63  8,567.63    186,909.43
Above
--------------------------------------------------------------------------------------------------------
